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                                                                     Exhibit 1.1

                                                       Draft of November 1, 2001












                                  Dynacare Inc.

                             5,000,000 Common Shares

                             UNDERWRITING AGREEMENT

 [________], 2001


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                                                       Draft of November 1, 2001

                             UNDERWRITING AGREEMENT

                                                                [________], 2001

UBS Warburg LLC
Banc of America Securities LLC
U.S. Bancorp Piper Jaffray Inc.
McDonald Investments Inc., a KeyCorp Company
  As representatives of the several Underwriters named in SCHEDULE A(i) hereto

c/o UBS Warburg LLC
299 Park Avenue
New York, New York  10171-0026

Ladies and Gentlemen:

                  Dynacare Inc., a corporation organized under the laws of the Province of Ontario, Canada (the "COMPANY") proposes to issue and sell to the Underwriters named in SCHEDULE A(i) annexed hereto (collectively, the "UNDERWRITERS"), for whom you are acting as representatives (collectively, the "Representatives"), an aggregate of 2,700,000 common shares of the Company (the "COMMON SHARES"), and AJLCO Realty Limited ("AJLCO") proposes to sell to the Underwriters an aggregate of 294,448 Common Shares, JILCO
Holdings Ltd. ("JILCO" and together with AJLCO, the "Latner Group Shareholders") proposes to sell to the Underwriters an aggregate of 705,552 Common Shares, Golder, Thoma, Cressey, Rauner Fund V, L.P. ("GTCR") proposes to sell to the Underwriters an aggregate of 1,297,733 Common Shares and GTCR Associates V ("GTCR Associates," and collectively with the Latner Group Shareholders and GTCR, the "Selling Shareholders") proposes to sell to the Underwriters an aggregate 2,267 Common Shares (said Common Shares to be issued and sold by the Company and to be sold by the Selling Shareholders collectively, the "Firm Shares"). In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional 750,000 Common Shares (the "ADDITIONAL SHARES"). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "SHARES". The
Shares are described in the Prospectus which is referred to below. Certain terms used herein are defined in Section 23 below.

                  The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "ACT"), with the Securities and Exchange Commission (the "COMMISSION"), a registration statement on Form S-1 (File No. 333-72338), including a prospectus included therein, relating to the Shares. The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more Preliminary Prospectuses relating to the Shares. Except where the context otherwise requires, the registration statement, as amended when it became effective, including all documents (including exhibits) filed (whether directly or incorporated by reference therein) as a

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part thereof, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430(A) under the Act and also including any registration statement filed pursuant to Rule 462(b) under the Act is herein called the "REGISTRATION STATEMENT", and the prospectus, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act) or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time the Registration Statement became effective, is herein called the "PROSPECTUS".

                  The Company, the Selling Shareholders and the Underwriters agree as follows:

                  1. SALE AND PURCHASE. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to sell to the respective Underwriters and each of the Underwriters, severally, and not jointly, agrees to purchase from the Company the aggregate number of Firm Shares set forth opposite the name of such Underwriter in SCHEDULE A(i) annexed hereto, in each case at a purchase price of U.S. $[___] per Share. In addition, upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Selling Shareholders, severally and not jointly, agree to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the aggregate number of Firm Shares set forth opposite the name of such Selling Shareholder in SCHEDULE A(ii) annexed hereto, in each case at a purchase price of U.S. $[___] per Share, which is the same purchase price per Common Share at which the Company agrees to sell the Firm Shares being sold by the Company pursuant to the preceding sentence of this Section 1. The Company and the Selling Shareholders are advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement (the "EFFECTIVE DATE") as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

                  In addition, upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company hereby grants the Underwriters the option (the "OVER-ALLOTMENT OPTION") to purchase, severally and not jointly, all or a portion of the Additional Shares from the Company, at the same purchase price per share to be paid by the Underwriters to the Company and the Selling Shareholders for the Firm Shares. The Over-Allotment Option granted hereunder is for use by the Underwriters solely in covering any over-allotments in connection with the sale and distribution of the Firm Shares. The Over-Allotment Option may be exercised by you on behalf of the several Underwriters at any time and from time to time on or before the thirtieth (30th) calendar day following the date hereof, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the Over-Allotment Option is being exercised and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the "ADDITIONAL TIME OF PURCHASE"); PROVIDED, HOWEVER, that the additional time of purchase shall not be earlier than the



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time of purchase (as defined below) nor, unless you and the Company otherwise agree in writing, earlier than the second business day(1), or later than the tenth business day, after the date of such notice. The number of Additional Shares to be purchased by each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on SCHEDULE A(i) annexed hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares).

                  2. PAYMENT AND DELIVERY. Payment of the purchase price for the Firm Shares to be issued and sold by the Company and payment of the purchase price for the Firm Shares to be sold by the Selling Shareholders shall be made to the Company and, in the case of the Selling Shareholders, to the Custodian (as defined below), by Federal Funds wire transfer in United States dollars against delivery of the certificates for the Firm Shares to you through the facilities of the Depository Trust Company ("DTC") for the respective accounts of the Underwriters. Such payments and deliveries shall be made at 9:00 A.M., New York City time, on [________], 2001 (sometimes referred to herein as the "CLOSING DATE") (unless another time shall be agreed to by you, the Company and the Selling Shareholders or unless postponed in accordance with the provisions of Section 11 hereof). The time at which such payment and delivery are actually made is hereinafter sometimes called the "TIME OF PURCHASE". Certificates for the Firm Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify on the second business day preceding the time of purchase. For the purpose of expediting the checking of the certificates for the Firm Shares by you, the Company and the Selling Shareholders agree to make such certificates available to you for such purpose at least one full business day preceding the time of purchase.

                  Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase to the Company in the same manner and at the same office as the payment to the Company for the Firm Shares to be sold by the Company hereunder. Certificates for the Additional Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify no later than the second business day preceding the additional time of purchase. For the purpose of expediting the checking of the certificates for the Additional Shares by you, the Company agrees to make such certificates available to you for such purpose at least one full business day preceding the additional time of purchase.

                  The Company and each of the Selling Shareholders hereby agree that they will pay any stamp or other issuance or transfer taxes or duties, capital gains, income, withholding or other taxes, or other similar fees or charges payable upon the sale or delivery of the Firm Shares, or otherwise in connection with the performance of the Company's or the Selling Shareholders' obligations hereunder. With respect to the Firm Shares to be sold by the Selling Shareholders, the Selling Shareholders hereby agree that the Custodian is authorized to deduct for such payment any such amounts from the proceeds to such Selling Shareholder hereunder and to hold


-----------
                  (1) As used herein "business day" shall mean a day on which the NASDAQ National Market System and The Toronto Stock Exchange are open for trading.


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such amounts for the account of such Selling Shareholder with the Custodian under the Custody Agreement (as defined below).

                  Deliveries of the documents described in Section 9 below with respect to the purchase of the Shares shall be made at the offices of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019, at 9:00 a.m., New York time, on the date of the time of purchase or the additional time of purchase, as the case may be.

                  3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each of the Underwriters that:

                  (a) The Company has not received, and has no notice of, any order of the Commission preventing or suspending the use of the Preliminary Prospectus, or instituting proceedings for that purpose, and the Preliminary Prospectus, at the time of filing thereof, conformed or will conform in all material respects to the requirements of the Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. When the Registration Statement became or becomes effective, the Registration Statement and the Prospectus complied or will comply in all material respects with the provisions of the Act and the Registration Statement did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus does not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; any legal or governmental proceedings, statutes, regulations, contracts, or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed. The Prospectus, the Preliminary Prospectus and any supplements thereto prepared in connection therewith, at their respective times of issuance and at the time of purchase or the additional time of purchase, complied and will comply in all material respects with any applicable laws or regulations of jurisdictions in which the Prospectus and the Preliminary Prospectus, as amended or supplemented, if applicable, are distributed in connection with the offer and sale of the Shares, PROVIDED, HOWEVER, that the Company makes no representation or warranty with respect to the Underwriters' Disclosure (as defined herein). The Company has not distributed directly or indirectly any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus or any other materials, if any, permitted by the Act.

                  (b) As of the date of this Agreement, the Company has an authorized and outstanding capital stock as set forth under the heading entitled "Actual" in the section of the Prospectus entitled "Capitalization" and, as of the time of purchase and the additional time of purchase, and assuming the receipt of the net proceeds from the sale of the Shares, the Company shall have an authorized and outstanding capital stock as set forth under the heading entitled "Pro forma as adjusted" in the section of the Prospectus entitled "Capitalization." All of the outstanding shares of capital stock of the Company


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         have been duly and validly authorized and issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, the OBCA and applicable Canadian securities laws and have not have been issued in violation of any preemptive right, resale right, right of first refusal or similar right. The statements set forth in the section of the Prospectus entitled "Description of capital stock", insofar as such statements purport to summarize certain provisions of the Shares and of the Company's Articles of Amalgamation and By-laws, provide a fair and accurate summary of such provisions in all material respects.

                  (c) The Company has been duly incorporated and organized and is validly existing as a corporation and is in good standing under the laws of the Province of Ontario, Canada, with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, except where the failure to do so could or would not have a Material Adverse Effect (as defined herein).

                  (d) The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify in any such jurisdiction would not individually or in the aggregate have a material adverse effect on the business, prospects, properties, condition (financial or otherwise) or results of operation of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT"). The Company does not have any subsidiaries (as defined in the
         Act) other than the subsidiaries listed on SCHEDULE B(i) annexed hereto (the "WHOLLY-OWNED SUBSIDIARIES") and SCHEDULE B(ii) annexed hereto (the "JOINTLY-OWNED SUBSIDIARIES"). The Wholly-Owned Subsidiaries and the Jointly-Owned Subsidiaries are hereinafter collectively sometimes referred to as the "SUBSIDIARIES". Other than LabSouth Inc. and the Jointly-Owned Subsidiaries, the Company owns 100% of the outstanding capital stock of, or other ownership interest in, the Subsidiaries. Other than the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity or other ownership interest in any firm, partnership, limited liability company, joint venture, association or other entity, except as set forth in the Prospectus or as reflected in the audited consolidated financial statements of the Company included in the Registration Statement and the Prospectus. Complete and correct copies of the certificate of incorporation and bylaws or other organizational documents of the Company and the Subsidiaries and all amendments thereto have been delivered to you, and except as described in the Prospectus and set forth in the exhibits to the Registration Statement, no changes therein will be made subsequent to the date hereof and prior to the time of purchase or, if later, the additional time of purchase. Each of the Subsidiaries has been duly organized and is validly existing as a corporation or other entity in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own, lease and operate its properties and to conduct its business, except where the failure to be so organized or existing would not have a Material Adverse Effect. Each of the Subsidiaries is duly qualified or licensed to do business as a foreign corporation or other entity in good standing in each jurisdiction where the ownership or leasing of its


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         properties or the conduct of its business requires such qualification or license, except where the failure to so qualify or be licensed would not have a Material Adverse Effect. All of the outstanding capital stock of each of the Subsidiaries or other ownership interest therein owned, directly or indirectly, by the Company, has been duly authorized and validly issued, is fully paid and non-assessable. All of the outstanding stock of each of the Wholly-Owned Subsidiaries or other ownership interest therein owned by the Company is subject to no security interest, other encumbrance or adverse claims and other than in respect of currency swap agreements described in the Prospectus. None of the outstanding capital stock, or other ownership interest therein, owned by the Company and/or one or more of the Wholly-Owned Subsidiaries of each of the Jointly-Owned Subsidiaries is subject to any security interest, other encumbrance or adverse claims. No options, warrants or other rights to purchase, agreements or other obligations to issue or rights to convert or exchange any obligation into shares of capital stock or other ownership interests in any of the Subsidiaries are outstanding.

                  (e) The statements set forth in the Prospectus relating to the accreditation of certain laboratories either wholly or partially owned by the Company and the Subsidiaries (collectively, the "LABORATORIES") by the College of American Pathologists or other entities are true and correct.

                  (f) None of the Company, any of the Subsidiaries or any of the Laboratories is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company, any of the Subsidiaries or any of the Laboratories or of any decree of any court or governmental agency or body having jurisdiction over the Company, any of the Subsidiaries or any of the Laboratories, which violation could, individually or in the aggregate, have a Material Adverse Effect.

                  (g) Neither the Company nor any of the Subsidiaries is in breach of, or in default under (and no event has occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under), its charter or by-laws or other organizational documents or in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company, any of the Subsidiaries or any of the Laboratories is a party or by which any of them or any of their properties is bound, the effect of which could individually or in the aggregate have a Material Adverse Effect. The execution, delivery and performance of this Agreement and the issuance and sale of the Shares contemplated hereby and by the Registration Statement will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would result in any breach of, or constitute a default under), any provisions of the charter or by-laws or other organizational documents of the Company or any of the Subsidiaries or under any provision of any license, permit, franchise, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their properties may be bound or affected, or under any federal, state, provincial, local or


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         foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries.

                  (h) The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

                  (i) The certificates for the Shares are in due and proper form and conform to the requirements of the OBCA, the charter of the Company and applicable requirements of The Toronto Stock Exchange (the "TSE").

                  (j) The Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be, duly and validly issued, fully paid, non-assessable and free of any preemptive rights, co-sale rights, rights of first refusal or other rights to purchase any Common Shares.

                  (k) No approval, authorization, consent or order of or filing with any federal, state, provincial, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance by the Company of this Agreement, and the issuance or sale of the Shares contemplated hereby and by the Registration Statement and the Prospectus other than,
         (i) registration of the Shares under the Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "EXCHANGE ACT"), which has been or will be effected by the Company and (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or under the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD") or the TSE.

                  (l) Except as set forth in the Registration Statement and the Prospectus (i) no person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any shares of capital stock or other equity interests and (ii) no person has any preemptive rights, co-sale rights, rights of first refusal or other rights to purchase any Common Shares. No person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of capital stock or other equity interests as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby either pursuant to the registration rights agreement, as amended, filed as an exhibit to the Registration Statement (the "REGISTRATION RIGHTS AGREEMENT") or otherwise, other than any such rights represented by the Additional Shares or any such rights that have been waived or as may result from the vesting of stock options and issuance of shares upon the exercise of stock options as described in the Registration Statement and the Prospectus.

                  (m) Ernst & Young LLP, whose report on the consolidated financial statements of the Company was filed with the Commission as part of the Registration Statement and Prospectus, are independent public accountants as required by the Act and are independent within the meaning of the OBCA.



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                  (n) Each of the Company and each of the Subsidiaries has all necessary licenses, permits, franchises, authorizations, consents, certifications and approvals (including, without limitation, those required by, and have satisfied all applicable hospital, and other similar requirements that are imposed by, governmental, hospital, health or similar regulatory bodies (collectively, the "HEALTH AUTHORITIES")), and has made all necessary filings required under any federal, state, provincial, local or foreign law, regulation or rule, foreign and domestic, other than those that could or would not, individually or in the aggregate, have a Material Adverse
         Effect, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its business and none of the Company or any of the Subsidiaries is in violation of, or in default under, any such license, permit, franchise, authorization, consent, certification or approval, or has received notice of any such violation or default, the effect of which could or would, individually or in the aggregate, have a Material Adverse Effect

                  (o) There are no private or governmental actions, suits, claims, investigations or proceedings pending, threatened or, to the knowledge of the Company, contemplated, to which the Company, any of the Subsidiaries or any of their directors or officers is subject or of which any of their properties is subject, whether at law, in equity or before or by any federal, state, provincial, local or foreign governmental or regulatory commission, board, body, authority or agency (including any Health Authority), except as described in the Prospectus or as could not, individually or in the aggregate, have a Material Adverse Effect.

                  (p) The audited consolidated financial statements of the Company included in the Registration Statement and the Prospectus present fairly the consolidated financial position and results of operations of the Company as of the dates and for the periods indicated; such financial statements have been prepared in conformity with generally accepted accounting principles in Canada ("CANADIAN GAAP") applied on a consistent basis during the periods involved, together with a reconciliation, in accordance with the Act and the Commission's rules and guidelines, to United States generally accepted accounting principles ("U.S. GAAP"); the financial statements included in the Registration Statement and Prospectus comply in all material respects with the applicable accounting requirements of Regulation S-X of the Act; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement or the Prospectus that are not so included as required; the other financial and statistical data set forth in the Registration Statement and the Prospectus are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and the Subsidiaries; and the selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the unaudited or audited financial statements, as the case may be, included in the Prospectus.

                  (q) Subsequent to the date of the latest audited consolidated financial statements of the Company included in the Prospectuses and except as set forth or contemplated in the Registration Statement and the Prospectus, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, prospects, properties, condition (financial or otherwise) or results


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         of operations of the Company and the Subsidiaries, taken as a whole,
         (ii) any material change in the capital stock or other equity interests, or outstanding indebtedness of the Company or any of the Subsidiaries or (iii) any dividend or distribution of any kind declared, paid or made on the capital stock or other equity interest of the Company. Neither the Company nor any of the Subsidiaries has any contingent obligations which are material to the Company and the Subsidiaries, taken as a whole, and are not disclosed in the Prospectus.

                  (r) The Company has obtained for the benefit of the Underwriters the agreement (each, a "LOCK-UP AGREEMENT") from each of its officers and directors and the Selling Shareholders, pursuant to which each such officer, director and Selling Shareholder has agreed, subject to any exceptions therein, not to (i) offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any Common Shares or securities convertible into or exchangeable or exercisable for any Common Shares, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such aforementioned transaction is to be settled by delivery of the Common Shares or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement or (ii) make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Common Shares, for a period of 180 days after the public offering date set forth on the Prospectus (the "LOCK-UP PERIOD") without the prior written consent of UBS Warburg LLC ("UBSW").

                  (s) Each of the Company and each Subsidiary has good and marketable title to all property (real and personal) and assets owned by it, in each case, free and clear of all liens, claims, security interests, defects or other encumbrances that could or would materially affect the value thereof or materially interfere with the use made or to be made by them, except such as are described in the Prospectus. All the property being held under lease by the Company, each of the Subsidiaries and each of the Laboratories is held thereby under valid, subsisting and enforceable leases with no exceptions that would interfere with the use made or to be made therefrom by any of them, the effect of which could or would, individually or in the aggregate, have a Material Adverse Effect.

                  (t) Each of the Company and each Subsidiary is insured by insurers of recognized financial responsibility against such losses and risks and in such amount as are customary in the business in which it is engaged. All policies of insurance insuring the Company, any of the Subsidiaries, any of the Laboratories or any of their businesses, assets, employees, officers and directors are in full force and effect, and each of the Company, each Subsidiary and each Laboratory is in compliance with the terms of such policies in all material respects. There are no claims by the Company, any of the Subsidiaries or any Laboratory under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause.



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                  (u) Except as otherwise disclosed in the Prospectus, the
         Company has neither sent nor received any notice of termination of any of the contracts or agreements specifically referred to or described in (the effect of which could or would, individually or in the aggregate, have a Material Adverse Effect), or filed as an exhibit to, the Registration Statement and, where applicable, the Prospectus, and no such termination has been threatened by the Company or, to the Company's best knowledge, by any other party to any such contract or agreement.

                  (v) All statistical and market-related data included in the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

                  (w) Neither the Company nor any of its affiliates has taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act, the rules of the TSE or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                  (x) Each of the Company and the Subsidiaries owns or lawfully possesses, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights that, if determined adversely to the Company, any of the Subsidiaries or any of the Laboratories, could, individually or in the aggregate, have a Material Adverse Effect.

                  (y) Except as disclosed in the Prospectus, none of the Company nor any of the Subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances, relating to the protection or restoration of the environment or related to protection of human health and safety (including, without limitation, occupational and workplace health and safety) or human exposure to hazardous or toxic substances, (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim could, individually or in the aggregate, have a Material Adverse Effect, and the Company is not aware of any pending investigation which might lead to such a claim.

                  (z) Neither the Company nor any of the Subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as disclosed in the Prospectus.

                  (aa) Each of the Company and each Subsidiary has filed all federal, state, provincial, local and foreign tax returns and tax forms required to be filed. Such returns and forms are complete and correct in all material respects, and all taxes shown by such returns or otherwise assessed that are due or payable have been paid, except such taxes as are being contested in good faith and as to which adequate reserves have been provided. All payroll withholdings and remittances required to be made by the Company and each of the Subsidiaries with respect to employees have been made. The charges, accruals and reserves on the books of the Company and each of the Subsidiaries in respect of any tax liability for any year not finally determined are adequate to meet any assessments or reassessments for additional taxes. There have been no tax deficiencies asserted and, to the knowledge of the Company, no tax deficiency might be reasonably asserted or threatened against the Company or any of the Subsidiaries that could, individually or in the aggregate, have a Material Adverse Effect.

                  (bb) The Company is not, and after the offering and sale of the Shares, will not be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the United States Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT").

                  (cc) Neither the Company nor any of the Subsidiaries has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or Canada or any jurisdiction thereof.

                  (dd) The Shares have been approved for quotation on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") and for listing, subject to customary listing conditions, on the TSE.

                  (ee) To the Company's best knowledge, after reasonable investigation, there are no associations or affiliations with any NASD member of any officer, director or security holder of the Company required to be disclosed to the NASD pursuant to Rule 2710(b)(6) of the Corporate Financing Rules of the NASD.

                  (ff) The Company is eligible to use a registration statement on Form S-1 to register the Shares under the Act and, in particular, the Company is not a "foreign private issuer," as that term is defined in Rule 405 under the Act ("FOREIGN PRIVATE ISSUER").

                  (gg) Except as listed on SCHEDULES C(i) AND C(ii) annexed hereto, the Company has no "significant subsidiary" as that term is defined in Rule 405 under the Act (a "SIGNIFICANT SUBSIDIARY"), except that the calculation shall be for the nine months ended September 30, 2001.

                  (hh) There are no stamp or other issuance or transfer taxes or duties, no capital gains, income, withholding or other taxes, and no other similar fees or charges under U.S. federal law or the laws of any state, or any political subdivision or taxing authority thereof, or Canadian federal law, or the laws of any province, or any political subdivision or taxing authority thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Shares to be sold by it.

                  In addition, any certificate signed by any officer of the Company, delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company and not by such officer personally, as to matters covered thereby, to each Underwriter.

                  4. REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS. Each Selling Shareholder, severally and not jointly, represents and warrants to each of the Underwriters that:

                  (a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

                  (b) The Custody Agreements signed by such Selling Shareholder and the Company, as custodian (the Company in its capacity as custodian being referred to herein as the "CUSTODIAN"), relating to the deposit of the Firm Shares to be sold by such Selling Shareholder (the "CUSTODY AGREEMENT"), and the Lock-Up Agreements of such Selling Shareholder, have each been duly authorized, executed and delivered by such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. Such Selling Shareholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you (the "POWER OF ATTORNEY"), appointing the persons indicated in SCHEDULE A(ii) annexed hereto, and each of them, as such Selling Shareholder's attorneys-in-fact (the "ATTORNEYS-IN-FACT") with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to such Selling Shareholder as provided in Section 1 hereof, to authorize the delivery of the Firm Shares to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement.

                  (c) Such Selling Shareholder agrees that the Firm Shares to be sold by such Selling Shareholder, which have been duly placed in custody with the Custodian, are subject to the interests of the Underwriters, that the arrangements made for such custody are to that extent irrevocable, and that the obligations of such Selling Shareholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement, by any act of such Selling Shareholder, by operation of law, by death or incapacity of any individual Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event. If any individual Selling

         Shareholder should die or become incapacitated, or if any of the other events referred to in the immediately preceding sentence should occur, or any other event should occur, before the delivery of the Firm Shares to be sold by such Selling Shareholder hereunder, the documents evidencing the Firm Shares to be sold by such Selling Shareholder then on custody with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice thereof; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

                  (d) Such Selling Shareholder has the legal right and power, and all authorizations and approvals required by law to enter into this Agreement, its Custody Agreement and its Power of Attorney to sell, transfer and deliver all of the Firm Shares which may be sold by such Selling Shareholder pursuant to this Agreement and to comply with its other obligations hereunder and thereunder.

                  (e) Such Selling Shareholder has, and at the time of purchase and the additional time of purchase, as the case may be, will have, good and valid title to the Firm Shares to be sold by such Selling Shareholder under this Agreement, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Firm Shares and payment therefor pursuant hereto, good and valid title to such Firm Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

                  (f) No consent, approval, authorization or order of any court or governmental agency or body or any other entity or person is required for the consummation by such Selling Shareholder of the transactions contemplated herein, the Custody Agreement or the Power of Attorney, except such as may have been obtained under the Act and the Exchange Act, the approval of the NASD with respect to fairness of the underwriting arrangements relating to this Agreement and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Firm Shares by the Underwriters and such other approvals as have been obtained. The Firm Shares to be sold by such Selling Shareholder hereunder are not subject to resale restrictions under the securities law of any Canadian province that would be violated by the transactions contemplated hereby.

                  (g) Neither the sale of the Firm Shares being sold by such Selling Shareholder nor the consummation of any other of the transactions herein and therein contemplated by such Selling Shareholder or the fulfillment of the terms hereof, the Custody Agreement or the Power of Attorney by such Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under the charter, by-laws and/or other organizational document of each of such Selling Shareholder, any law or the terms of any indenture or other agreement or instrument to which either of such Selling Shareholder is a party or is bound (or to which any of the property or assets of either of such Selling Shareholder is subject), any judgment, order or decree applicable to either of such Selling Shareholder or any court or regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over either of such Selling Shareholder.

                  (h) Other than the inclusion of the Firm Shares to be sold by such Selling Shareholder, neither of such Selling Shareholder has, whether pursuant to the Registration Rights Agreement or otherwise, any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement that have not been waived.

                  (i) Such Selling Shareholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Shareholders to the Underwriters pursuant to this Agreement; and such Selling Shareholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Prospectus.

                  (j) All information furnished by or on behalf of such Selling Shareholder through the Company in writing expressly for use with reference to such Selling Shareholder in the Registration Statement and Prospectus is, and at the additional time of purchase will be, true, correct and complete in all material respects, and does not, and at the additional time of purchase will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading. Such Selling Shareholder confirms as accurate the number of shares of Common Shares set forth opposite such Selling Shareholder's name in the Prospectus under the caption "Principal and selling shareholders" (both prior to and after giving effect to the sale of the Shares). The Underwriters acknowledge that the only information provided by or on behalf of such Selling Shareholder through the Company is set forth under the caption "Principal and selling shareholders" (the "SELLING SHAREHOLDER'S DISCLOSURE") and constitute the only information provided by or on behalf of the Selling Shareholders for use in the Registration Statement, the Preliminary Prospectus or the Prospectus.

                  (k) Such Selling Shareholder has not taken, directly or indirectly, any action which is designed to or which has constituted or which might be reasonably expected to cause or result under the Exchange Act or the rules of the TSE or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                  (l) There are no stamp or other issuance or transfer taxes or duties, no capital gains, income, withholding or other taxes, and no other similar fees or charges under U.S. federal law or the laws of any state, or any political subdivision or taxing authority thereof, or Canadian federal law, or the laws of any province or any political subdivision or taxing authority thereof, required to be paid in connection with the execution and delivery of this Agreement, the Custody Agreement or Power of Attorney, or the sale by such Selling Shareholder of the Firm Shares to be sold by such Selling Shareholder.

                  (m) Such Selling Shareholder has not distributed and will not distribute, prior to the later of the additional time of purchase and the completion of the Underwriters' distribution of the Shares, any offering material in connection with the offering and sale of the Shares by such Selling Shareholder other than the Preliminary Prospectus, the Amended Preliminary Prospectus, the Prospectus or the Registration Statement.

                  (n) Certificates in negotiable form for all the Firm Shares to be sold by such Selling Shareholder under this Agreement have been validly placed in custody with the Custodian for the purpose of effecting delivery under this Agreement.

                  Any certificate signed by or on behalf of such Selling Shareholder and delivered to the Representatives or to counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by such Selling Shareholder, as to the matters covered thereby, to each Underwriter.

                  5. REPRESENTATIONS AND WARRANTIES OF THE UNDERWRITERS. You, on behalf of the several Underwriters, represent and warrant to the Company that the information provided by you and set forth in the fifth, seventh, eighth, ninth and tenth paragraphs under the caption "Underwriting" in the Prospectus (the "UNDERWRITERS' DISCLOSURE") constitute the only information provided by or on behalf of the Underwriters through you for use in the Registration Statement, the Preliminary Prospectus or the Prospectus. You represent and warrant that you have been authorized by each of the other Underwriters to enter into this Agreement on behalf of each of the other Underwriters and to act for each of them in the manner herein provided.

                  6. CERTAIN COVENANTS OF THE COMPANY. The Company hereby covenants and agrees with each Underwriter as follows:

                  (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; PROVIDED, HOWEVER, that the Company shall not be required to register or qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                  (b) to make available to the Underwriters in New York City, as soon as practicable after the Registration Statement becomes effective as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the Effective Date) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver a prospectus beyond the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare promptly upon request and at its cost such amendment or amendments to the Registration Statement and such prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

                  (c) to advise you promptly and (if requested by you) to confirm such advice in writing, (i) if and when any registration statement is filed pursuant to Rule 462(b) under the Act with respect to Common Shares, (ii) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, and (iii) when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act);

                  (d) to advise you promptly, and to confirm such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order or cease trading order suspending the effectiveness of the Registration Statement or the ability to sell or trade the Shares and, if the Commission should enter a stop order or cease trading order suspending the effectiveness of the Registration Statement or the ability to sell or trade the Shares, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which you shall object in writing;

                  (e) to file promptly (i) all reports and other documents required to be filed by the Company with the Commission in order to comply with the Exchange Act, and (ii) all reports and other documents required to be filed by the Company to comply with Ontario Securities Laws and with the TSE to procure and ensure the continued listing of the Shares thereon subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the shares, and to promptly notify you of such filing;

                  (f) to file a Rule 462(b) Registration Statement, if required, with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

                  (g) to furnish to you and, upon request, to each of the other Underwriters for a period of three years from the date of this Agreement (i) copies of any reports or other communications which the Company shall send to its shareholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q, 8-K and 14A (proxy statement), or, if the Company becomes, after the date hereof, a Foreign Private Issuer, on Forms 20-F and 6-K, or such other similar or additional form as may be designated by the Commission, (iii) copies of all interim and annual financial statements, press releases and material change reports, annual reports, Annual Information Forms and management information circulars filed with the OSC, (iv) copies of documents or reports filed with any Canadian or United States national securities exchange on which any class of securities of the Company is listed and (v) such other information as you may reasonably request regarding the Company or any of the Subsidiaries as soon as such communications, documents or information becomes available;

                  (h) to advise the Underwriters promptly of the occurrence of any event known to the Company within the time during which a prospectus relating to the Shares is required to be delivered under the Act which would require the making of any change in the Prospectus being used so that such Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare (affording the Underwriters with the opportunity to participate in the preparation), file (subject to Section 6(d) hereof) and furnish promptly to the Underwriters, at the Company's expense, such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish you a copy of such proposed amendment or supplement a reasonable time before the proposed filing of any such amendment or supplement with the Commission and will not file or use any such document to which the Underwriters or counsel for the Underwriters shall object;

                  (i) to make generally available to its security holders, and to deliver to you, as soon as reasonably practicable an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) of the Act) and ending not later than fifteen (15) months thereafter;

                  (j) to furnish to its shareholders as soon as reasonably practicable after the end of each fiscal year an annual report (including a consolidated balance sheet and statements of income, shareholders' equity and of cash flow of the Company for such fiscal year (i) prepared in conformity with Canadian GAAP, together with a reconciliation of net income and shareholders' equity to U.S. GAAP, or
         (ii) if the Company ceases to be a Foreign Private Issuer or is otherwise required by or pursuant to the Act, the Exchange Act or the rules and regulations to prepare its consolidated financial statements in conformity with U.S. GAAP, or otherwise elects to comply with such rules and regulations, prepared in conformity with U.S. GAAP, accompanied by a copy of the certificate or report thereon of independent certified public accountants nationally recognized in both the United States and Canada);

                  (k) to furnish to you such number of conformed copies of the Registration Statement as initially filed with the Commission and of all amendments thereto (including all exhibits thereto) as you shall reasonably request, within the time periods specified herein;

                  (l) to furnish to you as early as practicable prior to the time of purchase and the additional time of purchase, as the case may be, but not later than two (2) business days prior thereto, a copy of the latest available quarterly (if available) unaudited interim consolidated financial statements, if any, of the Company, which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 9(f) hereof;

                  (m) to apply the net proceeds from the sale of the Shares being sold by the Company in the manner set forth under the caption "Use of Proceeds" in the Prospectus;

                  (n) the Company covenants and agrees with the Underwriters and the Selling Shareholders that the Company (A) will pay the following: all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, the Preliminary Prospectus, the Prospectus and any amendments or supplements to any of those documents, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares, (iii) the producing, word processing and/or printing of this Agreement, any agreement among Underwriters, any dealer agreements, any selling agreements, any Powers of Attorney and any closing documents (including bound compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and their counsel and (except closing documents) to dealers (including costs of mailing and shipment) and any other documents in connection with the offering, purchase, sale and delivery of the Shares, (iv) the qualification of the Shares for offering and sale under U.S. state laws, and the determination of their eligibility for investment under U.S. state laws as aforesaid (including the reasonable legal fees and filing fees and other disbursements of U.S. counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers,
         (v) qualification of the Shares for quotation on the NASDAQ National Market System and the TSE and any other securities exchange and the registration thereof under the Exchange Act, (vi) the review of the public offering of the Shares by the NASD, including the associated filing fees and the reasonable fees and disbursements of counsel for the Underwriters, and (B) will pay or cause to be paid: (i) the cost of preparing stock certificates; (ii) the cost and charges of any transfer agent or registrar; (iii) the fees and expenses of the Attorneys-in-Fact and the Custodian; and (iv) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6(n); and
         (v) all costs and expenses incident to the performance of the Selling Shareholders' obligations hereunder which are not otherwise specifically provided for in this Section 6(n), including (y) any fees and expenses of counsel for the Selling Shareholders and (z) all expenses and taxes incident to the sale and delivery of the Firm Shares to be sold by the Selling Shareholders to the Underwriters hereunder, but excluding the underwriting discounts or commissions payable with respect to any purchase by the Underwriters of any Firm Shares to be sold by the Selling Shareholders pursuant to the terms of this Agreement;

                  (o) to furnish to you, before filing with the Commission subsequent to the effective date of the Registration Statement and during the period referred to in paragraph (h) above, a copy of any document proposed to be filed pursuant to Section 13, 14 or 15(d) of the Exchange Act or pursuant to the Ontario Securities Laws;

                  (p) not to (i) offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any Common Shares or securities convertible into or exchangeable or exercisable for any Common Shares, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such aforementioned transaction is to be settled by delivery of the Common Shares or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement or
         (ii) make any demand for or exercise any right with respect to, the registration of any Common Shares or any security convertible into of exercisable or exchangeable for the Common Shares, during the Lock-Up Period without the prior written consent of UBSW, except for, (x) the registration of the Shares and the sales to the Underwriters pursuant to this Agreement, (y) issuances of Common Shares upon the exercise of outstanding options or warrants as disclosed in the Registration Statement and the Prospectus to persons who have entered into Lock-Up Agreements with the Underwriters (which Lock-Up Agreements are applicable to such Common Shares) and (z) the issuance of employee stock options not exercisable during the Lock-up Period pursuant to stock option plans described in the Registration Statement and the Prospectus;

                  (q) to use its best efforts to cause the Common Shares to be listed for quotation on NASDAQ National Market System and the TSE on or before the time of purchase;

                  7. CERTAIN COVENANTS OF THE SELLING SHAREHOLDERS. Each Selling Shareholder hereby severally, and not jointly, covenants and agrees with each Underwriter as follows:

                  (a) To comply with the terms of the Lock-Up Agreements executed by such Selling Shareholder.

                  (b) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, to deliver to the Representatives, prior to the time of purchase, a properly completed and executed United States Treasury Department Form W-8 (if such Selling Shareholder is a non-United States person) or Form W-9 (if such Selling Shareholder is a United States person), or other applicable form or statement specified by Treasury Department regulations in lieu thereof.

                  (c) Such Selling Shareholder will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result, under the Exchange Act, the rules of the TSE or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                  (d) To the extent not deposited into custody on or prior to the date hereof, to duly deposit, prior to the date of purchase, with the Custodian, pursuant to and under the Custody Agreement executed by each of such Selling Shareholder, the Firm Shares to be sold by such Selling Shareholder pursuant to this Agreement.

                  8. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. The Company agrees that if the Shares are not delivered for any reason other than the termination of this Agreement pursuant to subsections (ii), (iii) or (iv) of the second paragraph of Section 10 hereof or the last paragraph of Section 11 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, it shall, in addition to paying the amounts described in
Section 6(o) hereof, reimburse the Underwriters for all of the out-of-pocket expenses incurred by the Underwriters, including the fees and disbursements of their counsel.

                  9. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and each of the Selling Shareholders on the date hereof, and at the time of purchase as if made at the time of purchase (and the several obligations of the Underwriters at the additional time of purchase are subject to the accuracy of the representations and warranties of the Selling Shareholders and the Company on the date hereof, at the time of purchase and at the additional time of purchase, as the case may be, as if made at such time), the timely performance by the Company and each of the Selling Shareholders of their obligations hereunder and to the following additional conditions precedent:

                  (a) The Company shall furnish to you at the time of purchase and at the additional time of purchase an opinion of Goodman and Carr LLP, Canadian counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the Underwriters and in form reasonably satisfactory to Dewey Ballantine LLP, United States counsel for the Underwriters and McCarthy, Tetrault, Canadian counsel for the Underwriters, stating that:

                           (i) the Company has been duly incorporated and
                  organized and is validly existing as a corporation under the laws of the Province of Ontario, Canada, with the requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver and perform its obligations under this Agreement and to issue, sell and deliver the Shares as herein contemplated;

                           (ii) each of The Dynacare Health Group Inc., Dynacare
                  G.P. Inc., Dynacare Realty Inc., Dynacare Laboratories Limited Partnership, Dynacare Gamma Laboratory Partnership and Dynacare Kasper Medical Laboratories (collectively, the "Canadian Subsidiaries") has, in the case of The Dynacare Health Group Inc., Dynacare G.P. Inc. and Dynacare Realty Inc., been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation with the requisite corporate power and authority to own, lease and operate its properties and to conduct its business and, in the case of Dynacare Gamma Laboratory Partnership, Dynacare Laboratories Limited Partnership and Dynacare Kasper Medical Laboratories, has been duly established and is validly existing as a partnership under the laws of the jurisdiction of its establishment with requisite partnership power and authority to own, lease and operate its properties and conduct its business;

                           (iii) the Company and each of the Canadian
                  Subsidiaries are duly registered or qualified to transact business as an extra-provincial corporation or partnership and are in good standing in each Canadian jurisdiction in which the ownership or leasing of their properties or the conduct of their business requires such registration or qualification, except where the failure to so qualify would not individually or in the aggregate have a Material Adverse Effect;

                           (iv) this Agreement has been duly authorized,
                  executed and delivered by the Company;

                           (v) the Shares to be issued and sold by the Company
                  have been duly authorized and all necessary corporate action has been taken by the Company to approve the issuance and sale, and, when issued and delivered to and paid for by the Underwriters, will be validly issued, fully paid and non-assessable;

                           (vi) the Company has authorized and outstanding
                  shares of capital stock as set forth in the Registration Statement and the Prospectus; the outstanding shares of capital stock of the Company, including, without limitation, the Additional Shares, have been duly and validly authorized and issued and are fully paid, non-assessable and free of any preemptive rights, resale rights, rights of first refusal and similar rights under the OBCA or under any contract, agreement or instrument described in or filed as an exhibit to the Registration Statement or otherwise known to such counsel; the Shares to be sold by the Company, when issued will be free of any preemptive rights, resale rights, rights of first refusal and similar rights under the OBCA or under any contract, agreement or instrument described in or filed as an exhibit to the Registration Statement or otherwise known to such counsel; the certificates for the Shares are in due and proper form and conform in all material respects to the requirements the OBCA and the TSE and the holders of the Shares will not be subject to personal liability by reason of being such holders;

                           (vii) all of the outstanding shares of capital stock
                  of, or other ownership interest of the Company in each of the Canadian Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable. All of the outstanding capital stock of or other ownership interest in, each of the Canadian Subsidiaries is owned by the Company subject to no recorded security interest, other encumbrance or adverse claims and other than in respect of currency swap agreements described in the Prospectus. None of the outstanding capital stock or other ownership interest owned by the Company or by any wholly-owned Canadian subsidiary of each of the Canadian Subsidiaries is subject to any recorded security interest, other encumbrance or adverse claims, other than as would not have a Material Adverse Effect and other than in respect of currency swap agreements described in the Prospectus. To such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in any of the Canadian Subsidiaries are outstanding;

                           (viii) to such counsel's knowledge, no cease trade
                  order or proceedings with respect thereto are pending or threatened under the Ontario Securities Laws;

                           (ix) no approval, authorization, consent or order of
                  or filing with any Canadian federal, provincial or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance or sale of the Shares by the Company or the sale of Shares by any of the Selling Shareholders and the consummation of the transactions contemplated hereby and by the Prospectus;

                           (x) the execution, delivery and performance of this
                  Agreement by the Company and the transactions contemplated hereby and by the Registration Statement do not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both, would result in any breach of, or constitute a default under) (A) any provisions of the charter or by-laws or other organizational documents of the Company or any of the Canadian Subsidiaries, (B) any provision of any license, permit, franchise, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument of which we have knowledge, which, in each case is governed by the laws of Canada or any province thereof, to which the Company or any of the Canadian Subsidiaries are affected that is described in the Prospectus or filed as an exhibit to the Registration Statement or is otherwise known by such counsel, (C) any Canadian federal, provincial or local law, regulation or rule or (D) any decree, judgment or order issued by any Canadian authority or entity of which such counsel is aware that is applicable to the Company or any of the Canadian Subsidiaries;

                           (xi) the capital stock of the Company, including the
                  Shares, conforms to the description thereof contained in the Prospectus;

                           (xii) to such counsel's knowledge, there are no
                  private or governmental actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company, any of the Subsidiaries, any of their directors or officers or any of their properties is subject, whether at law, in equity or before or by any federal, state, provincial, local or foreign governmental or regulatory commission, board, body, authority or agency, except as described in the Prospectus or as would not have a Material Adverse Effect;

                           (xiii) except as described in the Registration
                  Statement or Prospectus, no person has the right, pursuant to the terms of any contract, agreement or other instrument described in or filed as an exhibit to the Registration Statement, to cause the Company to register under the Ontario Securities Laws any shares of capital stock or other equity interests as a result of the filing or effectiveness of the Registration Statement or which is otherwise known to said counsel or the sale of the Shares as contemplated hereby; and to the knowledge of such counsel, except as described in the Registration Statement or Prospectus, no person is entitled to registration rights with respect to shares of capital stock or other securities of the Company;

                           (xiv) the choice of law provisions set forth in
                  Section 14 and Section 15 hereof will be recognized by the courts of the Province of Ontario; the Company can sue and be sued in its own name; under the laws of the Province of Ontario, the submission of the Company to the non-exclusive jurisdiction of federal and state courts in the Borough of Manhattan in The City of New York (each a "NEW YORK COURT" and collectively the "NEW YORK COURTS") is legal, valid and binding; and any judgment obtained in a New York Court arising out of or in relation to the obligations of the Company under this Agreement or the transactions contemplated hereby will be recognized in the Province of Ontario;

                           (xv) the statements set forth in the Prospectus under
                  the caption "Description of capital stock", insofar as they purport to constitute a summary of the terms of the Common Shares and the Company's charter and bylaws and under the captions "Risk-Factors--We are subject to extensive, complex and changing government regulation"; "Business--Regulation--Canada"; "Management--Limitation of
                  Liability and Indemnification of Officers and Directors"; "Material income tax considerations--Material Canadian Federal Income Tax Considerations" and "Underwriting", insofar as they purport to describe the provisions of the Canadian laws and documents referred to therein provide a fair and complete summary in all material respects;

                           (xvi) there are no stamp or other issuance or
                  transfer taxes or duties, no capital gains, income, withholding or other taxes, and no other similar fees or charges under Canadian federal law, or the laws of any province or any political subdivision or taxing authority thereof required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Shares;

                           (xvii) CIBC Mellon Trust Company has been duly
                  appointed as the registrar and transfer agent for the Common Shares at its principal offices in Toronto, Ontario, and ChaseMellon Shareholder Services, L.L.C. has been duly appointed as registrar and transfer agent for the Common Shares at its principal offices in New York, New York;

                           (xviii) all documents have been or will at the time
                  of purchase be filed and all requisite proceedings have been or will at the time of purchase be taken and all approvals, permits, consents and authorizations of the appropriate regulatory authorities under the Ontario Securities Laws have been obtained to permit the Shares to be freely traded on the TSE;

                           (xix) the form of share certificate representing the
                  Common Shares of the Company complies with the requirements of the OBCA and has been approved by the TSE as to form and content;

                           (xx) the TSE has conditionally approved the listing
                  and posting for trading of the Shares, subject to the fulfillment of the usual requirements of such exchange on or before [________], 2001; and

                           (xxi) addressing any other matters as may be
                  requested by the Underwriters or their counsel acting reasonably.

                  In addition, such counsel shall state that, in the course of the preparation of the Prospectus, such counsel has participated in conferences with certain officers and representatives of the Company, United States counsel to the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters and their counsel, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Prospectus. Given the limitations inherent in the role of outside counsel and the character of determinations involved in the preparation of the Prospectus, such counsel may state that such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus (other than as set forth in Section 9(a)(xvi) hereof) and any amendments or supplements made thereof by the Company prior to each date of delivery of such counsel's opinion. Subject to the foregoing, such counsel shall state that (A) the Prospectus and any further amendments and supplements thereto made by the Company prior to each date of such opinion comply as to form in all material respects with the requirements of the Ontario Securities Laws; and (B) no facts have come to the attention of such counsel which lead them to believe that, as of its date, the Prospectus or any further amendment thereto made by the Company prior to each date of such opinion contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or that, as of each date of such opinion, the Prospectus or any further amendment or supplement thereto made by the Company prior to such date contains an untrue statement of a material factor omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that in respect to both clause (A) and (B) of this paragraph such counsel need not express any opinion with respect to the financial statements, including the notes thereto, schedules and other financial data derived from accounting records included in the Prospectus).

In rendering such opinion, such counsel may rely, in addition to other customary matters, (A) as to matters involving the application of laws of any jurisdiction other than any laws of Canada, federal or otherwise, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

                  (b) The Company shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Weil, Gotshal & Manges LLP, United States counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the Underwriters and in form reasonably satisfactory to Dewey Ballantine LLP, United States counsel for the Underwriters, stating that:

                           (i) each of certain Subsidiaries listed in SCHEDULE
                  C(i) to this Agreement (collectively, the "U.S. SUBSIDIARIES") is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with the requisite corporate power and authority to own, lease and operate its properties and to conduct its business;

                           (ii) each of the U.S. Subsidiaries is duly qualified
                  to do business (where applicable, as a foreign corporation) in the U.S. jurisdictions specified in such opinion and is in good standing in each such U.S. jurisdiction, except where the failure to so qualify would not, individually or in the aggregate, have a Material Adverse Effect;

                           (iii) to such counsel's knowledge, all of the
                  outstanding shares of capital stock of, or other ownership interest of the Company in each of the U.S. Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable. To such counsel's knowledge, all of the outstanding capital stock of or other ownership interest in each of the U.S. Subsidiaries is owned by the Company subject to no security interest, other encumbrance or adverse claims other than in respect of currency swap agreements described in the Prospectus. To such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in any of the U.S. Subsidiaries are outstanding;

                           (iv) the Registration Statement has become effective
                  under the Act and, to such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act and any required filing of the Prospectus, and any supplement thereto pursuant to Rule 424 under the Act has been made in the manner and within the time period required by such Rule 424;

                           (v) no approval, authorization, consent or order of
                  or filing with any U.S. federal or New York state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of this Agreement, the issuance or sale of the Shares and the consummation of the transactions contemplated hereby and by the Registration Statement and the Prospectus, other than those that have been obtained under the Act, the Exchange Act, the rules and regulations of the NASD and other than any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

                           (vi) the execution, delivery and performance of this
                  Agreement by the Company and the transactions contemplated hereby and by the Registration Statement and the Prospectus do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both, would result in any breach of, or constitute a default under) (A) any provisions of the charter or by-laws or other organizational documents of any of the U.S. Subsidiaries, (B) any provision of any license, permit, franchise, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of the U.S. Subsidiaries is a party or by which their respective properties may be bound or affected that is governed by the laws of any jurisdiction of the United States and that is described in or filed as an exhibit to the Registration Statement or is otherwise known by such counsel, (C) any U.S. Federal, New York State or local law, U.S. Federal or New York State regulation or rule, except that no opinion need be given with respect to this clause (C) regarding U.S. federal or state securities laws, or (D) any decree, judgment or order of which such counsel is aware that is applicable to the Company or any of the U.S. Subsidiaries;

                           (vii) to such counsel's knowledge, there are no
                  contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or to be described in the Prospectus which have not been so filed or described, and they do not know of any amendment to the Registration Statement required to be filed;

                           (viii) to such counsel's knowledge, there are no
                  private or governmental actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company or any of the Subsidiaries or any of their directors or officers is subject or of which any of their properties is subject, whether at law or in equity in any jurisdiction of the United States, or before or by any U.S. federal, state or local governmental or regulatory commission, board, body, authority or agency except as described in the Prospectus or as would not have a Material Adverse Effect;

                           (ix) the Company is not, and after the offering and
                  sale of the Shares, will not be, an "investment company," or an entity controlled by an "investment company," as such terms are defined in the Investment Company Act;

                           (x) the statements set forth in the Prospectus under
                  the captions "Risk Factors--We are subject to extensive, complex and changing government regulation"; "Material income tax considerations--Material United States Federal Income Tax Considerations", and "Underwriting", insofar as they purport to describe the provisions of the U.S. laws and documents referred to therein, are accurate, complete and fair;

                           (xi) there are no stamp or other issuance or transfer
                  taxes or duties, no capital gains, income, withholding or other taxes, and no other similar fees or charges under U.S. federal law or the laws of New York, or any political subdivision or taxing authority thereof required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Shares;

                           (xii) other than as covered by Section 9(b)(x)
                  hereof, the statements in the Registration Statement and Prospectus, insofar as they are descriptions of contracts, agreements or other legal documents governed by the laws of any jurisdiction of the United States, or refer to statements of U.S. law or legal conclusions, are accurate, complete and fair;

                           (xiii) no person has the right, pursuant to the terms
                  of any contract, agreement or other instrument described in or filed as an exhibit to the Registrations Statement, to cause the Company to register under the Act or the Exchange Act any shares of capital stock or other equity interests as a result of the filing or effectiveness of the Registration Statement or which is otherwise known to said counsel or the sale of the Shares as contemplated hereby; and to the knowledge of such counsel, except as described in the Registration Statement and Prospectus, no person is entitled to registration rights with respect to shares of capital stock or other securities of the Company; and

                           (xiv) the Company is eligible to use a registration
                  statement on Form S-1 to register the Shares under the Act and the Company is not a Foreign Private Issuer.

                  In addition, such counsel shall state that, in the course of the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with certain officers and representatives of the Company, Canadian counsel to the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters and their counsel, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Registration Statement and the Prospectus. Given the limitations inherent in the role of outside counsel and the character of determinations involved in the preparation of the Registration Statement and the Prospectus, such counsel may state that such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (other than as set forth in Sections 9(b)(x) and (xii) hereof) and any amendments or supplements made thereof by the Company prior to each date of delivery of such counsel's opinion. Subject to the foregoing, such counsel shall state that no facts have come to the attention of such counsel which lead them to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to each date of such opinion contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to each date of such opinion contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of each date of such opinion, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such date contains an untrue statement of a material factor omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any opinion with respect to the financial statements, including the notes thereto, schedules and other financial data derived from accounting records included in the Prospectus).

                  The opinions set forth in Sections 9(b) (i), (ii), (iii) and
(vi) may be rendered by local counsel of repute and approved by counsel to the Underwriters.

                  (c) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, an opinion of McCarthy Tetrault, Canadian counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the Underwriters with respect to this Agreement and certain other matters of Canadian laws, as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

                  (d) You shall have received, at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Goodman and Carr LLP, counsel for the Latner Group Shareholders, and an opinion of [Kirkland & Ellis], counsel for each of GTCR and GTCR Associates, each such opinion addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the Underwriters and in form reasonably satisfactory to Dewey Ballantine LLP, United States counsel for the Underwriters, stating, with respect to each such Selling Shareholder on behalf of whom Goodman and Carr LLP and [Kirkland & Ellis] is delivering such opinion, that:

                           (i) a Custody Agreement and a Power of Attorney have
                  been duly authorized, executed and delivered by such Selling Shareholder and constitute valid and binding agreements of such Selling Shareholder; and such Selling Shareholder has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement and the Custody Agreement the Firm Shares being sold by such Selling Shareholder hereunder;

                           (ii) this Agreement has been duly authorized,
                  executed and delivered by or on behalf of the Selling Shareholders;

                           (iii) immediately prior to the time of purchase or
                  the additional time of purchase, as the case may be, the Selling Shareholders had good and valid title to the Firm Shares to be sold at such time by the Selling Shareholders under this Agreement, free and clear of all liens, encumbrances, equities or claims, and the full right, power and authority to sell, assign, transfer and deliver the Firm Shares to be sold by the Selling Shareholders hereunder;

                           (iv) good and valid title to such Firm Shares, free
                  and clear of all liens, encumbrances, equities or claims has been transferred to each of the several Underwriters;

                           (v) no consent, approval, authorization or order of,
                  or other action by or filing with, any court or governmental agency or body is required for the Selling Shareholders to authorize, execute and deliver (whether directly or through the Power of Attorney) the Custody Agreement, the Power of Attorney or this Agreement or for the Selling Shareholders to consummate the transactions contemplated herein and therein, except such as may have been obtained under the Act or the Exchange Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Firm Shares by the Underwriters and such other approvals otherwise as specified in such opinion, as have been obtained; and

                           (vi) none of the authorization, execution or delivery
                  of this Agreement, the Custody Agreement or the Power of Attorney by or on behalf of the Selling Shareholders, the sale of the Firm Shares being sold by the Selling Shareholders hereunder and thereunder, the consummation of any other of the transactions herein contemplated by the Selling Shareholders or the compliance and fulfillment of the terms hereof and thereof by the Selling Shareholders will conflict with, result in a breach or violation of, or constitute a default under any law or the charter, bylaws and/or other organizational documents of the Selling Shareholders or the terms of any indenture or other agreement or instrument known to such counsel, after reasonably investigation, and to which the Selling Shareholders are a party, or any judgment, order or decree known to such counsel to be applicable to the Selling Shareholders of any court, or governmental agency or body, having jurisdiction over the Selling Shareholders.

                  (e) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Dewey Ballantine LLP, United States counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, with respect to the Registration Statement, the Prospectus and such other related matters as the Underwriters may require and such counsel shall have received such papers and information as they may reasonably request to enable them to pass on such matters.

                  (f) You shall have received from Ernst & Young LLP, letters dated, respectively, the date of this Agreement (and delivered at a time prior to the execution of this Agreement), the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also the time of purchase and additional time of purchase, as the case may be, and addressed to the Underwriters

         (with reproduced copies for each of the Underwriters) in the forms heretofore approved by you.

                  (g) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Epstein Becker & Green, P.C., special United States regulatory counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the Underwriters and in form and substance satisfactory to Dewey Ballantine LLP, United States counsel for the Underwriters, stating that:

                           (i) to such counsel's knowledge, nothing has come to
                  its attention to suggest that the Company or any of its subsidiaries incorporated under the laws of any jurisdiction in the United States are not operating in compliance with all licenses, approvals, certificates, or permits from U.S. governmental and regulatory authorities that are necessary to conduct its/their respective businesses as currently being conducted and as described in the Prospectus. To such counsel's knowledge, the Company has not received notice of any proceeding, action, or proposed action relating to the revocation or suspension of any such license, approval, certificate, or permit; and

                           (ii) the statements set forth in the in the
                  Prospectus under the captions "Risk Factors--We are subject to extensive, complex and changing government regulations" and "Business--Regulation--United States", insofar as they purport to describe the provisions of the U.S. laws referred to therein, are accurate, complete and fair.

                  (h) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Ivan Flaschner, Esq., internal counsel to Dynacare-Gamma Laboratory Partnership (a subsidiary of the Company), which is operating as Gamma-Dynacare Medical Laboratories ("GDML"), addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the Underwriters and in form reasonably satisfactory to Dewey Ballantine LLP, United States counsel for the Underwriters, stating that, to such counsel's knowledge:

                           (i) GDML holds all licenses, approvals, certificates
                  and permits (collectively, "LICENSES") to allow it under the laws and regulations of Canada and the Province of Ontario to hold and operate its Laboratories and Specimen Collection Centres, such Laboratories and Specimen Collection Centres being all of the Laboratories and Specimen Collection Centres operated by Dynacare Inc. and its affiliated entities in the Province of Ontario;

                           (ii) GDML holds and operates all of its Laboratories
                  and Specimen Collection Centres in all material respects in accordance with the terms of the Licenses and in accordance with applicable legal requirements; and

                           (iii) GDML has not received notice of and has no
                  knowledge of any basis for any proceeding or action relating to GDML for the revocation, suspension or termination of any of the Licenses by any competent governmental authority.

                  (i) No amendment or supplement to the Registration Statement or Prospectus shall be filed prior to the time the Registration Statement becomes effective to which you object in writing.

                  (j) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act, at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement); PROVIDED, HOWEVER, that the Company and you and any group of Underwriters, including you, who have agreed hereunder to purchase in the aggregate at least fifty percent (50%) of the Firm Shares may from time to time agree on a later date.

                  (k) Prior to the time of purchase or the additional time of purchase, as the case may be, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) no cease order with respect to the Company shall have been issued by the OSC; (iii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                  (l) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, (i) no material adverse change, or any development involving a prospective material adverse change, financial or otherwise (other than as specifically identified in the Registration Statement and Prospectus), in the business, prospects, properties, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole, shall occur or become known and
         (ii) no transaction which is materially adverse to the Company and the Subsidiaries, taken as a whole, shall have been entered into by the Company or any of the Subsidiaries.

                  (m) The Company will, at the time of purchase or additional time of purchase, as the case may be, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer to the effect that the representations and warranties of the Company as set forth in this Agreement are true and correct as of each such date, that the Company has performed such of their obligations under this Agreement as are to be performed at or before the time of purchase and at or before the additional time of purchase, as the case may be, and the conditions set forth in paragraphs (j), (k), (l) and (m) of this
         Section 9 have been met.

                  (n) You shall have received signed Lock-Up Agreements, dated on or prior to the date of this Agreement, referred to in Section 3(r) hereof from each of the officers and directors of the Company and each of the Selling Shareholders.

                  (o) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase and the additional time of purchase, as the case may be, as you may reasonably request.

                  (p) The Shares shall have been approved for listing on NASDAQ and the TSE, subject, in the case of NASDAQ, only to notice of issuance at or prior to the time of purchase or the additional time of purchase, and in the case of the TSE, to the fulfillment of the usual requirements thereof on or prior to [________], 2001.

                  (q) You shall have received, at the additional time of purchase, a certificate, signed by each Selling Shareholder or responsible officers of each thereof, to the effect that (i) the respective representations and warranties of such Selling Shareholder in this Agreement are true and correct in all material respects on and as of the time of purchase or the additional time of purchase, as the case may be, to the same effect as if made at the time of purchase or additional time of purchase, as the case may be, (ii) such Selling Shareholder has complied with all agreements and made, executed, delivered, performed and satisfied all of the covenants or conditions required on the part of such Selling Shareholder to be made, executed, delivered, performed and satisfied at or prior to the Closing Date, and
         (iii) as to such other matters as you may reasonably request.

                  (r) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

                  (s) To the extent not completed on or prior to the date of this Agreement, each Selling Shareholder shall have duly deposited and placed in custody with the Custodian, pursuant to and under the Custody Agreement executed by such Selling Shareholder, the Firm Shares to be sold such Selling Shareholder pursuant to the terms of this Agreement.

                  10. EFFECTIVE DATE OF AGREEMENT; TERMINATION. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

                  The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of you or any group of Underwriters (which may include you) which has agreed to purchase in the aggregate at least fifty percent (50%) of the Shares, (i) if, since the time of execution of this Agreement or the respective dates as of which information is given in the Prospectus, there has been any change, or any development involving a prospective change, financial or otherwise (other than as specifically identified in the Prospectus), in the business, prospects, properties, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries taken as a whole, which would, in your judgment or in the judgment of such group of Underwriters, make it impracticable to market the Firm Shares or the Additional Shares, or, (ii) if, at any time prior to the time of purchase or, with respect to the purchase of any Additional Shares, the additional time of purchase, as the case may be, trading in securities generally or, where applicable, trading in securities of the Company in particular, on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the TSE shall have been suspended or limitations or minimum prices shall have been established on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the TSE, or (iii) if a banking moratorium shall have been declared either by the United States or New York State, Canadian or Ontario authorities, or (iv) if the United States or Canada shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States or Canada as, in your judgment or in the judgment of such group of Underwriters, is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on such date on the terms and in the manner contemplated in the Prospectus.

                  If you or any group of Underwriters elects to terminate this Agreement as provided in this Section 10, the Company, the Selling Shareholders and each other Underwriter shall be notified promptly by letter or telegram.

                  If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or any of the Selling Shareholders shall be unable to comply with any of the terms of this Agreement, the Company and the Selling Shareholders shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 6(p), 7 and 12 hereof), and the Underwriters shall be under no obligation or liability to the Company or the Selling Shareholders under this Agreement, the Custody Agreement or any other agreement (except to the extent provided in Section 12 hereof) or to one another hereunder.

                  11. INCREASE IN UNDERWRITERS' COMMITMENTS. Subject to Sections 9 and 10, if any Underwriter shall default in its obligation to take up and pay for the Shares to be purchased by it hereunder (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of
Section 10 hereof) and if the number of Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed ten percent (10%) of the total number of Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate number of Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Shares set opposite the names of such non-defaulting Underwriters in SCHEDULE A(i) annexed hereto.

                  Without relieving any defaulting Underwriter from its obligations hereunder, the Company and Selling Shareholders agree with the non-defaulting Underwriters that it will not sell any Shares hereunder unless all of the Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

                  If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase or additional time of purchase, as the case may be, for a period not exceeding five (5) business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

                  The term "UNDERWRITER" as used in this Agreement shall refer to and include any Underwriter substituted under this Section 11 with like effect as if such substituted Underwriter had originally been named in SCHEDULE A(i) annexed hereto.

                  If the aggregate number of Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds ten percent (10%) of the total number of Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five (5) business day period stated above for the purchase of all the Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company or the Selling Shareholders to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company or the Selling Shareholders. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  12. INDEMNITY AND CONTRIBUTION.

                  (a) The Company will indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and each person who controls any Underwriter within the meaning of Section 15 of the Act or
         Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the Ontario Securities Laws, the common law or otherwise, insofar as such loss, damage, expense, liability or claim (or actions in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in the Prospectus (the term Prospectus for the purpose of this Section 12 being deemed to include the Preliminary Prospectus (as defined herein), the Amended Preliminary Prospectus (as defined herein), the Prospectus (as defined herein) and the Prospectus as amended or supplemented by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in the Registration Statement or the

         Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use with reference to such Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement made by the Company in Section 3 of this Agreement or the failure by the Company to perform when and as required any agreement or covenant contained herein or (iii) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials provided by the Company or based upon written information furnished by or on behalf of the Company including, without limitation, slides, videos, films, tape recordings, used in connection with the marketing of the Shares; provided, however, that the indemnification contained in this paragraph (a) with respect to any Preliminary Prospectus or the Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriters, if (i) a copy of the appropriate Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have delivered, at or prior to the written confirmation of the sale of the Shares to such person, (ii) such Prospectus (as to amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability and (iii) the Company delivered the appropriate Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending.

                  (b) Each Selling Shareholder will, severally, and not jointly, indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and each person who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim (or actions in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Selling Shareholder through the Company expressly for use with reference to such Selling Shareholder in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), the Preliminary Prospectus, the Amended Preliminary Prospectus or the Prospectus. The Underwriters acknowledge that such Selling Shareholder's Disclosure constitutes the only information so furnished in writing by or on behalf of the several Selling Shareholders through the Company to you for inclusion in the Registration Statement, the Preliminary Prospectus, the Amended Preliminary Prospectus or the Prospectus.

                  If any action, suit or proceeding (together, a "PROCEEDING") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company and/or the Selling Shareholders pursuant to the foregoing paragraphs (a) or (b), such Underwriter or such person shall promptly notify the Company and/or the Selling Shareholders in writing of the institution of such Proceeding and the Company and/or the Selling Shareholders shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; PROVIDED, HOWEVER, that the omission to so notify the Company and/or the Selling Shareholders shall not relieve the Company and/or the Selling Shareholders from any liability which the Company and/or the Selling Shareholders may have to any Underwriter or any such person or otherwise only to the extent that such failure materially and irrevocably prejudices the Company. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company and/or the Selling Shareholders in connection with the defense of such Proceeding or the Company and/or the Selling Shareholders shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded based upon the advice of counsel that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company and/or the Selling Shareholders (in which case the Company and/or the Selling Shareholders shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and/or the Selling Shareholders and paid as incurred (it being understood, however, that the Company and/or the Selling Shareholders shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company and/or the Selling Shareholders shall not be liable for any settlement of any such Proceeding effected without the written consent of the Company and/or the Selling Shareholders but if settled with the written consent of the Company and/or the Selling Shareholders, the Company and/or the Selling Shareholders agree to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than sixty (60) days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least thirty (30) days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party, such consent not to be unreasonably withheld.

                  (c) Each Underwriter will severally, and not jointly, indemnify, defend and hold harmless the Company, its directors and officers, each person who controls the Company within the meaning of
         Section 15 of the Act or Section 20 of the Exchange Act, and each Selling Shareholder, and the successors and assigns of each foregoing person from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, the Selling Shareholders or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim (or actions in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), the Preliminary Prospectus, the Amended Preliminary Prospectus or the Prospectus. The Company and the Selling Shareholders acknowledge that the Underwriters' Disclosure constitutes the only information so furnished in writing by or on behalf of the several Underwriters through you to the Company for inclusion in the Registration Statement, the Preliminary Prospectus, the Amended Preliminary Prospectus or the Prospectus.

                  If any Proceeding is brought against the Company, the Selling Shareholders or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph (c), the Company, the Selling Shareholders or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; PROVIDED, HOWEVER, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Company and/or the Selling Shareholders or any such person or otherwise. The Company, the Selling Shareholders or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Selling Shareholders or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company, the Selling Shareholders and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than sixty (60) days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least thirty (30) days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party, such consent not to be unreasonably withheld.

                  (d) If the indemnification provided for in this Section 12 is unavailable to an indemnified party under subsections (a), (b) or (c) of this Section 12 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering of the Shares purchased under this Agreement (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company and the Selling Shareholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

                  (e) The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 12, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 12 are several in proportion to their respective underwriting obligations and not joint.

                  (f) The indemnity and contribution agreements contained in this Section 12 and the covenants, warranties and representations of the Company and the Selling Shareholders contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company its directors or officers, any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act or the Selling Shareholders and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company, the Selling Shareholders and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company's officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

                  (g) Notwithstanding any other provision of this Section 12, the total liability of each Selling Shareholder for indemnification or contribution under this Section 12 and the covenants, representations and warranties contained in Section 4 and Section 7 shall not exceed an amount equal to the number of Shares sold by such Selling Shareholder hereunder multiplied by the purchase price per share set forth in
         Section 2 hereof.

                  13. NOTICES. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing and sent by mail, telex, facsimile or telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Warburg LLC, 299 Park Avenue, New York, New York 10171-0026, USA, Attention: Syndicate Department, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company, if to the Latner Group Shareholders, shall be sufficient in all respects if delivered or sent to them at [________] , Attention: [________], and if to GTCR or GTCR Associates, shall be sufficient in all respects if delivered or sent to them at [________],
Attention: [________].

                  14. GOVERNING LAW; CONSTRUCTION. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("CLAIM"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

                  15. SUBMISSION TO JURISDICTION. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have exclusive jurisdiction over the adjudication of such matters, and the Company and the Selling Shareholders each consents to the non-exclusive jurisdiction of such courts and personal service with respect thereto. The Company and the Selling Shareholders each hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against UBSW or any indemnified party. Each of the Underwriters, the Company and the Selling Shareholders (on their respective behalfs and, to the extent permitted by applicable law, on behalf of their respective shareholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and the Selling Shareholders agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and the Selling Shareholders, as the case may be, and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

                  By execution and delivery of this Agreement, each of the Company and each of the Selling Shareholders acknowledges that it has, by separate written instrument, appointed and designated, without power of revocation, Weil, Gotshal & Manges LLP, with offices on the date hereof located at 767 Fifth Avenue, New York, New York 10153 (and any successor entity) as its authorized agent (the "AUTHORIZED AGENT") to accept and acknowledge on its behalf service of any and all process which may be served in any Claim in any way relating to or arising out of this Agreement or the transactions contemplated hereby brought in such New York State or Federal court sitting in The City of New York. Such service may be made by delivering a copy of such process to each of the Company and such Selling Shareholder in care of the Authorized Agent at the address specified above for the Authorized Agent and obtaining a receipt therefor, and the Company hereby irrevocably authorizes and directs the Authorized Agent to accept such service on its behalf. Each of the Company and each of the Selling Shareholders represents and warrants that the Authorized Agent has agreed to act as said agent for service of process, and agrees that service of process in such manner upon the Authorized Agent shall be deemed to the dullest extent permitted by applicable law, in every respect effective service of process upon each of the Company and such Selling Shareholder in any Claim. Each of the Company and each of the Selling Shareholders further agree to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Authorized Agent in full force and effect. Nothing herein contained shall, however, in any manner limit the rights of the Underwriters to serve process in any other manner permitted by applicable law or obtain jurisdiction over the Company or any of the Selling Shareholders or bring suits, actions or proceedings against the Company or any of the Selling Shareholders in such other jurisdictions, and in such manner as may be permitted by applicable law.

                  16. WAIVER OF IMMUNITY. The Company and each of the Selling Shareholders irrevocably waive, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction or order for specific performance or for recovery of property,
(iv) attachment of the Company's or each Selling Shareholder's assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which the Company or any of the Selling Shareholders or its revenues or assets might otherwise be entitled in any suit, action or proceeding in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that neither the Company nor any of the Selling Shareholders will claim any such immunity in any suit, action or proceeding.

                  17. JUDGMENT CURRENCY. The Company and each Selling Shareholder that is not a United States person (as that term is defined under Regulation S under the Act) hereby covenant and agree that the following provisions shall apply to conversion of currency in the case of this Agreement:

                  (a) If for the purpose of obtaining judgment in, or enforcing the judgment of, any court in any country other than the United States, it becomes necessary to convert into any other currency (the "JUDGMENT CURRENCY") an amount due in United States Dollars, then the conversion shall be made at the rate of exchange prevailing on the Business Day before the day which judgment is given or the order of enforcement is made, as the case may be. The term "RATE(S) OF EXCHANGE" shall mean the rate at which the Purchasers are able or would have been able on the relevant date to purchase at such money center bank in the City of New York as you designate at such time, United States Dollars with judgment currency above and includes any premiums and costs of exchange payable.

                  (b) The Company and, where applicable, such Selling Shareholder hereby agree to indemnify the Underwriters and each other indemnified party related to any Underwriter against any loss incurred by any of them as a result of any judgment or order being given or made for any amount due under this Agreement and such judgment or order being expressed and paid in the judgment currency and as a result of any variation as between (i) the rate of exchange at which the United States Dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the spot rate of exchange in the City of New York at which the Company on the date of payment of judgment or order is able to purchase United States Dollars with the amount of the judgment currency actually paid by the Company. The foregoing indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "SPOT RATE OF EXCHANGE" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, United States Dollars.

                  (c) All calculations under this Agreement based on amounts which are initially in Canadian Dollars will be converted into United States Dollars based on the rate of exchange in effect on the date of calculation and vice versa.

                  18. PARTIES AT INTEREST. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company and the Selling Shareholders and, to the extent provided in Section 12 and Section 17 hereof, the controlling persons, partners, directors, officers and any other persons referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

                  19. COUNTERPARTS. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

                  20. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Underwriters, the Company and each Selling Shareholder and their successors and assigns and any successor or assign of any substantial portion of the Company's, the Selling Shareholders' and any of the Underwriters' respective businesses and/or assets.

                  21. TIME OF ESSENCE. Time shall be of the essence of this Agreement.

                  22. MISCELLANEOUS. UBSW, an indirect, wholly-owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBSW is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBSW are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

                  A lending affiliate of UBSW may have lending relationships with issuers of securities underwritten or privately placed by UBSW. To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by UBSW will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of UBSW.

                  23. DEFINITIONS.

                  "Amended Preliminary Prospectus" means any amendment to the Preliminary Prospectus.

                  "Final Prospectus" means the prospectus included in the registration statement on Form S-1 at the Effective Date (including the documents incorporated by reference therein including any Supplemented Prospectus) relating to the offering of the Shares in the United States.

                  "OBCA" means the Business Corporations Act (Ontario).

                  "Ontario Securities Laws" means the securities laws, rules and regulations applicable in Ontario as interpreted and applied by the OSC (including, without limitation, by way of rulings, orders and waivers).

                  "OSC" means the Ontario Securities Commission.

                  "Preliminary Prospectus" means the prospectus, dated [________], 2001, including any supplement thereto, used before the Effective Date (including any documents incorporated by reference therein) relating to the offering of the Shares.

                  "Prospectus Amendment" means any amendment to the Preliminary Prospectus or the Final Prospectus.

                  "Supplemented Prospectus" means the Supplemented Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form S-1 and the applicable rules and regulations of the Commission) used in the United States relating to the offering of the Shares in the United States.

                  If the foregoing correctly sets forth the understanding among the Company, the Selling Shareholders and the Underwriters, please so indicate in the space provided on the following pages for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company, the Selling Shareholders and the Underwriters, severally.

                                              Very truly yours,

                                              DYNACARE INC.


                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                           AJLCO Realty Limited

                                           By:
                                              ------------------------------
                                              Name:
                                              Title:

                                           JILCO Holdings Ltd.

                                           By:
                                              ------------------------------
                                              Name:
                                              Title:

                                          Golder, Thoma, Cressey, Rauner Fund
                                          V, L.P.

                                          By:
                                            ------------------------------
                                            Name:
                                            Title:

                                           GTCR Associates V


                                           By:
                                              ------------------------------
                                              Name:
                                              Title:

Accepted and agreed to as of the
date first above written, on behalf of
themselves and the other several Underwriters named in SCHEDULE A(i)

UBS WARBURG LLC
BANC OF AMERICA SECURITIES LLC
U.S. BANCORP PIPER JAFFRAY INC.
McDonald Investments Inc., a KeyCorp Company

By:  UBS WARBURG LLC

By:
  -----------------------------------------------
  Name:
  Title:

By:
  -----------------------------------------------
  Name:
  Title:

                                  SCHEDULE A(i)
                                  -------------

                                                                    Number of
                                                        Number of   Additional
Underwriter                                            Firm Shares    Shares
-----------                                            -----------    ------
UBS Warburg LLC......................................
Banc of America Securities LLC.......................
U.S. Bancorp Piper Jaffray Inc.......................
McDonald Investments Inc., a KeyCorp Company.........




                                                         ---------    -------
              Total..................................    5,000,000    750,000
                                                         =========    =======

                                 SCHEDULE A(ii)
                                 --------------

                                                                    Number of
Selling Shareholders                                               Firm Shares
--------------------                                               -----------

AJLCO Realty Limited(1)......................................        294,448
JILCO Holdings Ltd(2)........................................        705,552
Golder, Thoma, Cressey, Rauner Fund V, L.P.(3)...............      1,297,733
GTCR Associates V(4).........................................          2,267

                      Total..................................      2,300,000

---------
(1) This person has appointed [_______] as its Attorney-in-Fact.
(2) This person has appointed [_______] as its Attorney-in-Fact.
(3) This person has appointed [_______] as its Attorney-in-Fact.
(4) This person has appointed [_______] as its Attorney-in-Fact.

                                  SCHEDULE B(i)
                                  -------------
                       DYNACARE WHOLLY-OWNED SUBSIDIARIES


I. Canadian Subsidiaries

         3024539 Nova Scotia Company
         3033331 Nova Scotia Company
         563911 Ontario Limited
         591893 Alberta Ltd.
         896988 Ontario Limited
         900747 Ontario Limited
         925893 Ontario Limited
         949235 Ontario Limited
         942489 Ontario Limited
         Amherstview Medical Centre Developments Inc.
         Dynacare Canada Inc.
         Dynacare Kasper Medical Laboratories (Northern Alberta) Inc. Dynacare Gamma Institutional Laboratory Services Limited
         Dynacare G.P. Inc.
         Dynacare G.P. Limited
         Dynacare International Inc.
         Dynacare Laboratories Limited Partnership
         Dynacare Realty Inc.
         Dynacare X-Ray Services Limited
         ExecMed Health Services Inc.
         Gamma-Dynacare Leasing Corporation
         GDML Leaseco Inc.
         Glen Davis Equities Limited
         L.R.C. Management Services Inc.
         Med+Care Partnership
         Stockwin Corporation Limited
         The Dynacare Health Group Inc.
         1004679 Ontario Limited
         794475 Ontario Inc.
         829318 Ontario Limited
         854512 Ontario Limited
         908001 Ontario Limited
         912536 Ontario Limited
         942487 Ontario Limited
         942491 Ontario Limited
         942492 Ontario Limited
         958069 Ontario Limited
         977681 Ontario Limited
         978550 Ontario Limited

         978551 Ontario Limited
         D.H.G. Place du Centre Clinique Ltee.
         Dynacare Alberta Inc.
         Dynacare International Inc.
         Dynacare Kasper Medical Laboratories Inc.
         Parmed Laboratories Limited
         St. Joseph's Health Centre Rehabilitation Clinic Inc.
         Toronto Argyro Medical Laboratories Ltd.
         Ultra-Med Development Inc.

II. U.S. Subsidiaries

         S.V.L. Inc.
         Clinical Laboratories Cheyenne
         Dynacare Acquisition Inc.
         Dynacare, California Holdings Inc.
         Dynacare California Shareholder Inc.
         Dynacare California Unitholder Inc.
         Dynacare Delaware Financing, LLC
         Dynacare Financing GP
         Dynacare Laboratories Inc.
         Dynacare Laboratories Investments Inc.
         Dynacare Laboratory Holdings Inc.
         Dynacare Laboratory Management Limited
         Dynacare Louisiana Inc.
         Dynacare Louisiana, L.L.C.
         Dynacare Mississippi Inc.
         Dynacare Northwest Inc.
         Dynacare Southwest Laboratories, Inc.
         Dynacare Southwest Laboratories Inc.
         Dynacare Texas LP, Inc.
         Dynacare Texas Shareholder, Inc.
         Dynacare Texas Laboratories, Inc.
         LabSouth, Inc.
         Dynacare U.S. Financing LLC
         Dynacare/WPAHS, LLC
         HT/DL LP
         SW/DL LP

                                 SCHEDULE B(ii)
                                 --------------
                    DYNACARE INC. JOINTLY-OWNED SUBSIDIARIES


I. Canadian Partnerships/Joint Ventures/Co-Tenancies

         Davisville Medical/Dental Centre Limited Partnership
         Dynacare-Gamma Laboratory Partnership
         Dynacare Kasper Medical Laboratories
         London/CMTS Partnership
         London East Medical Centre
         Pembroke Co-Tenancy - P.22
         R.D. Belanger & Associates Ltd.
         SD Laboratory Services - P.20

II. U.S. Partnerships/Joint Ventures/Co-Tenancies

         DL/UHS, Inc.
         HH/DL, L.P.
         DL/Ellis, L.L.C.
         HHD GenPar, Inc.
         UHS/DL, L.P.
         United/Dynacare LLC

                                  SCHEDULE C(i)
                                  -------------


Dynacare Northwest Inc.
United Dynacare LLC
Labsouth, Inc.

                                 SCHEDULE C(ii)
                                 --------------


Dynacare Gamma Laboratory Partnership
Dynacare Kasper Medical Laboratories